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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 18, 2003

                              Analog Devices, Inc.
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               (Exact name of registrant as specified in charter)

      Massachusetts                  1-7819                       04-2348234
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 (State or other juris-            (Commission                  (IRS Employer
diction of incorporation           File Number)              Identification No.)

     One Technology Way, Norwood, MA                                 02062
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(Address of principal executive offices)                           (Zip Code)

       Registrant's telephone number, including area code: (781) 329-4700


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          (Former name or former address, if changed since last report)
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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On November 18, 2003, Analog Devices, Inc. announced its financial results for the quarter ended November 1, 2003. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

      The information in this Form 8-K and the exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 18, 2003                 ANALOG DEVICES, INC.

                                        By:  /s/ Joseph E. McDonough
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                                             Joseph E. McDonough
                                             Vice President-Finance and Chief
                                             Financial Officer
                                             (Principal Financial and
                                             Accounting Officer)
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                                  EXHIBIT INDEX

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Exhibit No.                 Description
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
99.1                        Press release dated November 18, 2003
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